AMENDMENT NUMBER 2
TO
STRATEGIC AGREEMENT
     This Amendment Number 2 to Strategic Agreement is made and entered into effective as of February 20, 2006 (“Amendment”) by and among Connecticut General Life Insurance Company, a Connecticut corporation (“CIGNA”), United States Pharmaceutical Group, LLC, a Delaware limited liability company (“USPG”) and NationsHealth, Inc., a Delaware corporation and the indirect owner of all of the membership interest of USPG (“NationsHealth”), collectively referred to herein as the “Parties”.
     WHEREAS, the Parties entered into that certain Strategic Agreement, dated as of May 4, 2005, pursuant to which, among other things, (i) USPG provides certain services in connection with CIGNA’s activities as a Medicare Part D Prescription Drug Plan sponsor and (ii) CIGNA became a shareholder and warrantholder of NationsHealth (the “Strategic Agreement”); and
     WHEREAS, the Parties entered into an Acknowledgment, Waiver and Amendment dated as of October 4, 2005, modifying certain terms and conditions of the Strategic Agreement;
     WHEREAS, pursuant to Section 11.10 of the Strategic Agreement, the Parties desire to further amend the Strategic Agreement as expressly described below effective as of the date hereof;
     NOW, THEREFORE, the Parties, in exchange for valuable consideration and for the mutual considerations set forth herein, and intending to be legally bound, hereby agree as follows:
     1. Exhibit 3.01, Interim Compensation. Effective as of the date of this Amendment Exhibit 3.01, Compensation, to the Strategic Agreement shall be superseded and replaced by Exhibit 3.01, Interim Compensation, as attached hereto, for the period from the date hereof through December 31, 2007, or through such earlier date as CIGNA may determine in its sole discretion. CIGNA will provide five (5) days written notice of its decision to terminate Exhibit 3.01, Interim Compensation, prior to December 31, 2007. Upon such termination Exhibit 3.01, Compensation, shall govern the compensation arrangements of the Parties on a going-forward basis, and the terms of Exhibit 3.01, Interim Compensation, shall no longer be in effect.
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     2. Exhibit 3.01, Compensation. Exhibit 3.01, Compensation, shall be amended by striking out the definition of “******” and inserting in lieu thereof the following:
     ***
     3. Section 1.08, ***. The Parties hereby add Section 1.08 to the Strategic Agreement as follows:
     SECTION 1.08 ***
     4. Section 4.13, Cash Balance Information Access. The Parties hereby add Section 4.13 to the Strategic Agreement as follows:
     SECTION 4.13 Cash Balance Information Access. NationsHealth shall use commercially reasonable efforts to provide CIGNA with daily password protected, read-only access to its aggregate cash balances, as well as weekly electronic reports with respect to its weekly cash balances.
     5. Section 6.04, Termination. The Parties hereby amend Section 6.04 of the Strategic Agreement by restating the last sentence thereof as follows:
     In the event a For Cause notice is given regarding any of the events set forth in Section 6.05(e), (f), (g) or (i), the effective date of termination will be the date that such notice is received by the other Party.
     6. Section 6.05(b). The Parties hereby amend Section 6.05(b) of the Strategic Agreement by replacing the text thereof with the following:
     (b) As to any Party, *** (excluding CIGNA Employer Group Members) as of the last day of the then most recent annual coordinated election period as defined in 42 CFR §423.38 (b)(2) and as such number of Enrollees shall be ascertained in the thirty (30) days following such annual coordinated election period.
     7. Section 6.05(i). The Parties hereby add Section 6.05(i) to the Strategic Agreement as follows:
     (i) ***
     8. Section 6.07(c). The Parties hereby amend Section 6.07(c) of the Strategic Agreement by deleting in full the text of Section 6.07(c) and replacing such subsection with the following:
     (c) Option to Acquire Servicing Assets. In the event of a termination of this Agreement by CIGNA For Cause pursuant to subsections (a), (d), (e), (f) (g) and (i) of Section 6.05, above, or in the event that USPG and NationsHealth change their business operations such
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that they no longer offer the Services, then CIGNA shall have the option to acquire, which option must be exercised within thirty (30) days of the final date on which USPG renders Services pursuant to this Agreement or within thirty (30) days of any termination as described above, the assets required to deliver all or part of the Services described in Exhibits 1.02, 1.03, 1.04, 1.05, and 1.06. CIGNA shall have the option to acquire such physical assets from USPG and/or NationsHealth at their fair market value. NationsHealth may decline to sell such physical assets to CIGNA, in which instance CIGNA may acquire similar assets from third party vendors. NationsHealth and/or USPG will provide know how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of such assets. Prior to the effective date of such termination, CIGNA may notify USPG or NationsHealth of CIGNA’s intent to exercise such option so that the transfer of such assets will occur simultaneously with the termination. Further, in the event of such termination, CIGNA shall have the option to acquire from USPG and/or NationsHealth, without cost to CIGNA, the intangible assets required to deliver all or part of the Services, including system specifications and configurations, software code, training and policy manuals, marketing plans and other information used by USPG or NationsHealth in the performance of the Services described in the foregoing exhibits through a grant by USPG and/or NationsHealth to CIGNA of a royalty-free perpetual license for such intangible assets to the extent of the authority of USPG and/or NationsHealth to grant such a license.
     9. Section 7.04. The Parties hereby amend Section 7.04(a) of the Strategic Agreement by adding a new subsection (vi), as follows:
     (vi) If NationsHealth is unable or unwilling to fund *** for any CMS contact year, or such lesser amount as may be mutually agreed by NationsHealth and CIGNA, then CIGNA may, directly or through a third party, provide all of the Services described in this Agreement to prospective Enrollees and to prospective Enrollees that become Enrollees after the commencement of such CMS contract year, provided, however, that for purposes of this subparagraph “Enrollees” shall not include any persons who are enrolled in the PDP as of the commencement of the annual coordinated election period as defined in 42 CFR § 423.38(b)(2) corresponding to such CMS contract year. In no event will NationsHealth be required to fund more than one-half of the combined NationsHealth Service Expenses and CIGNA Service Expenses, NationsHealth’s provision *** must be provided to CIGNA no later than ten (10) business days prior to the date on which CIGNA must submit its bid pursuant to 42 CFR §423.265(b), as amended, to become a Medicare Part D sponsor for the then upcoming CMS contract year and reasonable evidence of the availability of the remaining one-third of such funding must be provided to CIGNA no later than thirty (30) days prior to the first day of the then upcoming annual coordinated election period.
     10. Servicing Procedures. A new ARTICLE XII, SERVICING PROCEDURES, shall be added to the Strategic Agreement as follows:
ARTICLE XII
SERVICING PROCEDURES
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     SECTION 12.01. Servicing Procedures. Notwithstanding any other provision of this Agreement, the Parties have agreed, for the period commencing May 1, 2006, the servicing procedures described in Exhibit 12.01 shall be implemented.
     11. No Waiver. This Amendment is limited as specified, and the execution, delivery and effectiveness of this Amendment shall not operate as a modification, acceptance or waiver of any provision of the Strategic Agreement, except as specifically set forth herein.
     12. Reaffirmation of Representations and Warranties; No Default. Except as specifically set forth herein, the Strategic Agreement shall remain in full force and effect in accordance with its terms. Each Party specifically (i) makes and reaffirms all of its respective representations and warranties, (ii) represents that it is in material compliance with all of its respective covenants and undertakings as contained in the Strategic Agreement, and (iii) represents that no event described in Section 6.05 of the Strategic Agreement has occurred and is continuing as of the date of execution of this Amendment.
     13. Governing Law. This Amendment shall be governed by and construed in accordance with the domestic substantive laws of the State of Connecticut, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. Any and all disputes arising in connection with this Amendment shall be resolved in accordance with Article IX (Dispute Resolution) of the Strategic Agreement.
     14. Counterpart Execution. This Amendment may be executed via facsimile in any number of counterparts, and by the different Parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original and all of which shall together constitute one and the same instrument.
     15. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.
     IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Amendment as of the date set forth above.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: /s/ Michael F. Ferris

Date: 3-31, 2006 Name: Michael F. Ferris Title: SVP — CGWC
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NATIONSHEALTH, INC.

By: /s/ Lewis P. Stone

Date: 3/31, 2006 Name: Lewis P. Stone Title: President

UNITED STATES PHARMACEUTICAL GROUP, LLC

By: /s/ Lewis P. Stone

Date: 3/31, 2006 Name: Lewis P. Stone Title: President
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EXHIBIT 3.01
INTERIM COMPENSATION
General Principles
     The Parties, meaning CIGNA on one hand and USPG and/or NationsHealth on the other hand, intend to account for the activities described in this Agreement as if such activities constituted a separate line of business for purposes of *** the financial effects of certain PDP-associated expense variances.
No Intent to Create Reinsurance
     In agreeing to this arrangement, both parties have independently formed a belief that, in the event of a loss under any of CIGNA’s Part D contracts covered by this Agreement, this provision does not give rise to a contract for reinsurance against an underwriting loss by CIGNA. *** The parties acknowledge that the unprecedented nature of the Medicare Part D product makes it impossible to predict the profitability of the Part D contracts with any certainty. If CMS, or any other Governmental Authority, *** constituted a form of reinsurance, the parties agree to negotiate, in good faith, an alternative *** that approximates the *** of the Parties that will arise under this arrangement.
Interim Compensation
     This Exhibit 3.01 provides that certain “Scheduled Marketing and Enrollment Expenses” (set forth in Attachment A) incurred by CIGNA and/or NationsHealth during the period February 20, 2006 through May 15, 2006 (or such later date to which CMS may extend the initial annual enrollment period for the 2006 plan year) are amortized over the period from the date incurred through December 2007 ***.
A. Definitions
     Each of the following shall be as finally determined by CIGNA for applicable periods:
***
     “Aggregate Actual Premium” means the total premiums received from Enrollees and from CMS.
     “Aggregate Claims Cost Variance” means the Aggregate Expected Claims Cost less Actual Aggregate Claims Cost.
     “Aggregate CIGNA *** Recovery” means the product of actual Enrollee months multiplied by the CIGNA *** Recovery Rate.
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     “Aggregate CIGNA Target Margin” means the CIGNA Target Margin multiplied by the actual number of Enrollee months.
***
*** Recovery Rate” means a PEPM amount, calculated as the sum of *** actually incurred by CIGNA *** divided by ***, plus, if additional *** are incurred in any month ***, an additional PEPM amount calculated as the additional *** divided by *** (i.e., the *** Recovery Rate represents the rate at which *** would be fully recovered over *** at the ***; provided however, the Parties understand and agree that the time frame within which CIGNA will recoup the *** based on the *** Recovery Rate will be shorter or longer than *** depending ***. Once CIGNA has recouped the ***, the *** Recovery Rate will be zero.
***
     “CMS Contract Year Month” means a month within a CMS contract year.
***
     “PEPM” means per Enrollee per month.
***
     “Start-Up Month” means each of the months from September 2005 through February 19, 2006.
***
B. Establishment of Target Margin and ***; Year-End ***.
     1.) Annual Identification of CIGNA Target Margin and NationsHealth ***
     By *** for the 2006 CMS contract year and not less than *** prior to required bid submission date (which the Parties anticipate will be the ***) for *** for every subsequent CMS contract year CIGNA shall specify its required CIGNA Target Margin. *** shall be determined by CIGNA.
     2.) Year-End ***
     No later than *** following the end of each CMS contract year, CIGNA shall perform a *** of *** under this Agreement. As part of such *** CIGNA *** to NationsHealth the ***, if any, due to NationsHealth for the expiring CMS contract year including the *** of all ***.
     3.) Termination
     A final settlement will be made within *** upon termination or expiration of the Agreement to capture any late reporting of the components used in the Monthly Settlement Process. No additional adjustment will be made for ***.
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C. NationsHealth *** Process
     1.) Start-Up Months. Not later than *** prior to each Start-Up Month, CIGNA and NationsHealth will mutually agree to the expected level of *** for the upcoming Start-Up Month. CIGNA will make *** to NationsHealth in *** equal payments *** of this amount by *** of the corresponding ***
     2.) Contract Year. Not later than *** prior to the start of a CMS contract year CIGNA and NationsHealth will mutually agree to the ***. Not later than *** following CIGNA’s receipt of the monthly premium amount from CMS, CIGNA will make *** to NationsHealth of the amount of the *** multiplied by the *** actually received.
D. Monthly Settlement Process
     1.) Information Deliveries. Not later than *** after the last day of the preceding month NationsHealth shall furnish to CIGNA, the ***, and the *** for the preceding month. In no event shall NationsHealth submit the same expense under more than one of the foregoing categories. Not later than *** after the last day of the preceding month CIGNA shall furnish to NationsHealth the ***, the CIGNA *** and ***. NationsHealth shall furnish to CIGNA the actual PDP enrollment. After a review period of not more than *** after the date of CIGNA’s delivery of the information described above, CIGNA shall calculate *** to NationsHealth in accordance with this Exhibit 3.01.
     2.) Calculation of Monthly Amount due to NationsHealth
          CIGNA shall calculate the amount due to NationsHealth as the sum of the following for the prior month:
               a.) ***
               b.) plus ***
               c.) plus ***
               d.) plus ***
               e.) minus the *** made by *** for *** and ***;
               f.) minus any *** pursuant to Section ***;
               g.) minus the ***
     3.) Determination of ***. CIGNA shall determine the *** for each month as follows:
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          *** shall be determined by subtracting from *** for the prior month all of the following as calculated for the ***:
               a.) ***
               b.) ***
               c.) ***
               d.) ***
               e.) ***
               f.) ***
               g.) ***
               h.) ***
Attachment A: ***
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EXHIBIT 12.01
SERVICING PROCEDURES
To allow CIGNA to effect a smooth transition in the provision of Services under the Strategic Agreement the following servicing procedures shall be implemented.
Source Code Escrow: NationsHealth and CIGNA will arrange for a third party escrow agent at CIGNA’s expense. NationsHealth shall place in escrow the source code of the NationsHealth- developed software programs the (“Source Code”) used by NationsHealth in connection with the performance of the Services under the Agreement (the “Software.”) Upon the occurrence of the Triggering Event (defined below), the escrow agent will release the Source Code to CIGNA upon CIGNA’s written request, at no additional cost to CIGNA. NationsHealth shall update the escrowed Source Code daily unless CIGNA specifies less frequent updates.
Back-Up Site Setup and Operation: NationsHealth agrees to replicate the PDP member servicing capabilities and member servicing database to a back-up site under CIGNA’s ownership or control. CIGNA shall procure the back-up site, and pay for all direct and indirect expenses and costs associated with the procurement, management and maintenance of the back-up site. NationsHealth and/or USPG will provide know-how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of the member servicing capabilities and member servicing database.
Back-Up Site Testing: CIGNA shall have the right to periodically test the PDP member servicing functions operating at the back-up site to verify the site’s readiness.
Triggering Event: The Triggering Event shall be deemed to have taken place upon the occurrence of a “For Cause” termination event as described in Section 6.05(i) of the Strategic Agreement, or in the event that USPG and NationsHealth no longer offer the Services.
Servicing Transition: Upon the occurrence of the Triggering Event, CIGNA may commence production use of the backup site and perform the Part D member servicing functions without further notice to, or consultation with, NationsHealth and without electing to terminate this Strategic Agreement.
Grant of License: NationsHealth hereby grants to CIGNA, at no additional cost to CIGNA, a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use one complete copy of the Software, including the Source Code once released from escrow upon the occurrence of the Triggering Event, used by NationsHealth in connection with the performance of the Services under the Strategic Agreement to enable CIGNA to perform the Services for its own benefit as described in this Exhibit 12.01. As between NationsHealth and CIGNA, CIGNA acknowledges that the Software and Source Code are the sole and exclusive property of NationsHealth and that CIGNA has no rights in the Software and Source Code except those expressly granted by the Strategic Agreement. For the avoidance of doubt, the license described herein shall survive the termination of the Strategic Agreement.
Telephone Number Transitioning: Upon the occurrence of the Triggering Event CIGNA shall have the right to instruct NationsHealth to port the Part D member servicing 800 numbers to CIGNA. CIGNA shall then control the routing of these 800 numbers.
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Servicing Staff Continuity: CIGNA and NationsHealth agree to allow CIGNA to employ up to 10 NationsHealth Part D member services agents to facilitate the continuous provision of the Services. These member services agents shall continue to perform Part D member services on the NationsHealth database under the direction of NationsHealth. Upon the occurrence of a Triggering Event, CIGNA may employ up to 10 other personnel of NationsHealth to facilitate the continuous provision of the Services. In such event, NationsHealth agrees to waive any applicable non-competes with respect to such personnel.
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EXHIBIT 1.08
FORM OF JOINT PURCHASE ORDER

Purchase Order Number:

Date:

Vendor:

Description of Goods or Service:

Service Commencement/Delivery Date:

Projected Total Cost:
Payment Responsibility: (Check one) NationsHealth _______ CIGNA__________

Authorized by:
NATIONSHEALTH, INC.	CONNECTICUT GENERAL LIFE INSURANCE
COMPANY

By:	By:

Date:	Date:

Authorized Signatories:	Authorized Signatories:
Glenn Parker	Michael Ferris
Lew Stone	John Rottkamp
Tim Fairbanks	Terri Swanson
Robert Tremain
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